Note 8 - Investment in Affiliates (Details) - Financial Information of Equity Method Investees - Income Statements (Equity Method Investments [Member], CNY) In Thousands, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Equity Method Investments [Member]
Schedule of Investments [Line Items]
Net Revenues	365,521	328,385	223,089
Gross profit	295,954	240,644	202,755
Income from operations	139,211	89,963	60,571
Net profit	116,674	73,869	49,687